SMITH BARNEY FUNDS, INC.
On behalf of the
LARGE CAP VALUE FUND (the "Fund")

Supplement dated November 17, 2000 to
Prospectus dated April 28, 2000


The following revises and supersedes, as applicable, the information in the Prospectus under "Investment, risks and performance":

Principal investment strategies - Selection process

In selecting individual companies for investment, the manager looks for:

- Above average dividend paying ability

























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